GSAA0512 AF4
100 PPC / NO Default / 100% Servicer Advancing / Price to Call

-------------------------------------------------------------------------------------------------------------------
    Period            Date            Principal       Interest        Cash Flow        Balance          Coupon
===================================================================================================================
       0            28-Oct-05                0                0               0    65,709,000.00              0
       1            25-Nov-05                0       292,616.96      292,616.96    65,709,000.00        5.34387
       2            25-Dec-05                0       292,616.96      292,616.96    65,709,000.00        5.34387
       3            25-Jan-06                0       292,616.96      292,616.96    65,709,000.00        5.34387
       4            25-Feb-06                0       292,616.96      292,616.96    65,709,000.00        5.34387
       5            25-Mar-06                0       292,616.96      292,616.96    65,709,000.00        5.34387
       6            25-Apr-06                0       292,616.96      292,616.96    65,709,000.00        5.34387
       7            25-May-06                0       292,616.96      292,616.96    65,709,000.00        5.34387
       8            25-Jun-06                0       292,616.96      292,616.96    65,709,000.00        5.34387
       9            25-Jul-06                0       292,616.96      292,616.96    65,709,000.00        5.34387
      10            25-Aug-06                0       292,616.96      292,616.96    65,709,000.00        5.34387
      11            25-Sep-06                0       292,616.96      292,616.96    65,709,000.00        5.34387
      12            25-Oct-06                0       292,616.96      292,616.96    65,709,000.00        5.34387
      13            25-Nov-06                0       292,616.96      292,616.96    65,709,000.00        5.34387
      14            25-Dec-06                0       292,616.96      292,616.96    65,709,000.00        5.34387
      15            25-Jan-07                0       292,616.96      292,616.96    65,709,000.00        5.34387
      16            25-Feb-07                0       292,616.96      292,616.96    65,709,000.00        5.34387
      17            25-Mar-07                0       292,616.96      292,616.96    65,709,000.00        5.34387
      18            25-Apr-07                0       292,616.96      292,616.96    65,709,000.00        5.34387
      19            25-May-07                0       292,616.96      292,616.96    65,709,000.00        5.34387
      20            25-Jun-07                0       292,616.96      292,616.96    65,709,000.00        5.34387
      21            25-Jul-07                0       292,616.96      292,616.96    65,709,000.00        5.34387
      22            25-Aug-07                0       292,616.96      292,616.96    65,709,000.00        5.34387
      23            25-Sep-07                0       292,616.96      292,616.96    65,709,000.00        5.34387
      24            25-Oct-07                0       292,616.96      292,616.96    65,709,000.00        5.34387
      25            25-Nov-07                0       292,616.96      292,616.96    65,709,000.00        5.34387
      26            25-Dec-07                0       292,616.96      292,616.96    65,709,000.00        5.34387
      27            25-Jan-08                0       292,616.96      292,616.96    65,709,000.00        5.34387
      28            25-Feb-08                0       292,616.96      292,616.96    65,709,000.00        5.34387
      29            25-Mar-08                0       292,616.96      292,616.96    65,709,000.00        5.34387
      30            25-Apr-08                0       292,616.96      292,616.96    65,709,000.00        5.34387
      31            25-May-08                0       292,616.96      292,616.96    65,709,000.00        5.34387
      32            25-Jun-08                0       292,616.96      292,616.96    65,709,000.00        5.34387
      33            25-Jul-08                0       292,616.96      292,616.96    65,709,000.00        5.34387
      34            25-Aug-08                0       292,616.96      292,616.96    65,709,000.00        5.34387
      35            25-Sep-08                0       292,616.96      292,616.96    65,709,000.00        5.34387
      36            25-Oct-08                0       292,616.96      292,616.96    65,709,000.00        5.34387
      37            25-Nov-08                0       292,616.96      292,616.96    65,709,000.00        5.34387
      38            25-Dec-08                0       292,616.96      292,616.96    65,709,000.00        5.34387
      39            25-Jan-09                0       292,616.96      292,616.96    65,709,000.00        5.34387
      40            25-Feb-09                0       292,616.96      292,616.96    65,709,000.00        5.34387
      41            25-Mar-09                0       292,616.96      292,616.96    65,709,000.00        5.34387
      42            25-Apr-09                0       292,616.96      292,616.96    65,709,000.00        5.34387
      43            25-May-09                0       292,616.96      292,616.96    65,709,000.00        5.34387
      44            25-Jun-09                0       292,616.96      292,616.96    65,709,000.00        5.34387
      45            25-Jul-09                0       292,616.96      292,616.96    65,709,000.00        5.34387
      46            25-Aug-09                0       292,616.96      292,616.96    65,709,000.00        5.34387
      47            25-Sep-09       133,802.10       292,616.96      426,419.06    65,575,197.90        5.34387
      48            25-Oct-09     3,363,168.93       292,021.11    3,655,190.04    62,212,028.97        5.34387
      49            25-Nov-09     3,273,175.94       277,044.16    3,550,220.11    58,938,853.03        5.34387
      50            25-Dec-09     3,185,452.83       262,467.97    3,447,920.81    55,753,400.19        5.34387
      51            25-Jan-10     3,099,943.87       248,282.44    3,348,226.31    52,653,456.32        5.34387
      52            25-Feb-10     3,016,594.68       234,477.69    3,251,072.37    49,636,861.65        5.34387
      53            25-Mar-10     2,935,352.19       221,044.11    3,156,396.30    46,701,509.46        5.34387
      54            25-Apr-10     2,856,164.63       207,972.33    3,064,136.96    43,845,344.83        5.34387
      55            25-May-10     2,778,981.48       195,253.19    2,974,234.67    41,066,363.35        5.34387
      56            25-Jun-10     2,703,753.45       182,877.76    2,886,631.20    38,362,609.90        5.34387
      57            25-Jul-10     2,630,432.42       170,837.33    2,801,269.76    35,732,177.48        5.34387
      58            25-Aug-10     2,558,992.24       159,123.43    2,718,115.66    33,173,185.24        5.34387
      59            25-Sep-10     2,489,344.60       147,727.66    2,637,072.26    30,683,840.64        5.34387
      60            25-Oct-10     2,421,466.60       136,642.05    2,558,108.64    28,262,374.04        5.34387
      61            25-Nov-10     1,990,221.60       125,858.71    2,116,080.31    26,272,152.44        5.34387
      62            25-Dec-10     1,937,026.89       116,995.81    2,054,022.70    24,335,125.55        5.34387
      63            25-Jan-11     1,885,211.07       108,369.79    1,993,580.86    22,449,914.48        5.34387
      64            25-Feb-11     1,834,739.16        99,974.52    1,934,713.68    20,615,175.32        5.34387
      65            25-Mar-11     1,785,577.08        91,804.01    1,877,381.10    18,829,598.24        5.34387
      66            25-Apr-11     1,737,691.60        83,852.44    1,821,544.04    17,091,906.64        5.34387
      67            25-May-11     1,691,050.30        76,114.11    1,767,164.41    15,400,856.34        5.34387
      68            25-Jun-11     1,645,621.59        68,583.48    1,714,205.06    13,755,234.75        5.34387
      69            25-Jul-11     1,601,374.65        61,255.16    1,662,629.80    12,153,860.11        5.34387
      70            25-Aug-11     1,558,279.44        54,123.87    1,612,403.31    10,595,580.66        5.34387
      71            25-Sep-11     1,516,306.68        47,184.50    1,563,491.18     9,079,273.98        5.34387
      72            25-Oct-11     1,475,427.81        40,432.05    1,515,859.86     7,603,846.18        5.34387
      73            25-Nov-11     1,271,220.82        33,861.64    1,305,082.45     6,332,625.36        5.34387
      74            25-Dec-11     1,239,809.74        28,200.61    1,268,010.35     5,092,815.62        5.34387
      75            25-Jan-12     1,209,166.50        22,679.45    1,231,845.95     3,883,649.12        5.34387
      76            25-Feb-12     1,179,272.46        17,294.76    1,196,567.22     2,704,376.66        5.34387
      77            25-Mar-12     1,150,109.46        12,043.20    1,162,152.65     1,554,267.21        5.34387
      78            25-Apr-12     1,121,659.75         6,921.50    1,128,581.25       432,607.46        5.34387
      79            25-May-12       432,607.46         1,926.50      434,533.96                0        5.34387





No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The attacehd runs show the effective available funds cap on the AV1 class when run at 10cpr and 100ppc, 1x and 3x loss assumptions, with 1mL at 10%. The "couponcap rate" column shows the WAC cap, and the "effective coupon" column takes into consideration the excess spread after losses.

The payment window in the base case is 1-25 months, and in the 10cpr case is 1-62 months.


Disclaimer:

This material has been prepared by the Fixed Income Trading/Sales Department and is not the product of the Fixed Income Research Department. This material is for your private information, and we are not soliciting any action based upon it. Certain transactions, including those involving futures, options and high yield securities, give rise to substantial risk and are not suitable for all investors. Opinions expressed are our present opinions only. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. We, or persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, securities, futures or options identical with or related to those mentioned herein. Further information on any of the securities, futures, or options mentioned in this material may be obtained upon request.

       GSAA0512 AV1

                    10CPR                            10CPR                                    100 PPC
                    1x Loss Curve                   3x Loss Curve                            1x Loss Curve
------------------------------------------------------------------------------------------------------------------------------------
Period                       Effective   Couponcap              Effective     Couponcap                      Effective     Couponcap
Total    Date       Coupon     Coupon      Rate      Coupon      Coupon          Rate          Coupon         Coupon          Rate
====================================================================================================================================
 0     28-Oct-05    0.00000    0.00000   0.00000      0.00000     0.00000      0.00000         0.00000       0.00000      0.00000
 1     25-Nov-05   10.13000    8.16271   6.74455     10.13000     8.16271      6.74455        10.13000       8.16271      6.74455
 2     25-Dec-05   10.13000    7.62243   6.29498     10.13000     7.62243      6.29498        10.13000       7.64550      6.29506
 3     25-Jan-06   10.13000    7.40546   6.09198     10.13000     7.40546      6.09198        10.13000       7.45679      6.09213
 4     25-Feb-06   10.13000    7.43542   6.09204     10.13000     7.43542      6.09204        10.13000       7.52373      6.09227
 5     25-Mar-06   10.13000    8.26646   6.74483     10.13000     8.26646      6.74483        10.13000       8.41587      6.74518
 6     25-Apr-06   10.13000    7.49870   6.09217     10.13000     7.49870      6.09217        10.13000       7.69214      6.09257
 7     25-May-06   10.13000    7.78321   6.29531     10.13000     7.78321      6.29531        10.13000       8.05874      6.29581
 8     25-Jun-06   10.13000    7.56688   6.09230     10.13000     7.56688      6.09230        10.13000       7.91897      6.09282
 9     25-Jul-06   10.13000    7.85643   6.29545     10.13000     7.85643      6.29545        10.13000       8.32322      6.29598
10     25-Aug-06   10.13000    7.64056   6.09243     10.13000     7.64056      6.09243        10.13000       8.20813      6.09295
11     25-Sep-06   10.13000    7.67985   6.09250     10.13000     7.68023      6.09250        10.13000       8.38318      6.09302
12     25-Oct-06   10.13000    7.97815   6.29565     10.13000     7.97897      6.29565        10.13000       8.87044      6.29619
13     25-Nov-06   10.13000    7.76350   6.09263     10.13000     7.76473      6.09263        10.13000       8.81769      6.09315
14     25-Dec-06   10.13000    8.06834   6.29579     10.13000     8.07012      6.29579        10.13000       9.39477      6.29633
15     25-Jan-07   10.13000    7.85463   6.09277     10.13000     7.85690      6.09277        10.13000       9.41789      6.09329
16     25-Feb-07   10.13000    7.90333   6.09284     10.13000     7.90619      6.09284        10.13000       9.81254      6.09336
17     25-Mar-07   10.13000    8.80661   6.74572     10.13000     8.81061      6.74572        10.13000      11.40339      6.74629
18     25-Apr-07   10.13000    8.00782   6.09298     10.13000     8.01227      6.09298        10.13000      10.91621      6.09350
19     25-May-07   10.13000    8.33270   6.29615     10.13000     8.33824      6.29615        10.13000      12.11117      6.29669
20     25-Jun-07   10.13000    8.12281   6.09312     10.13000     8.12918      6.09312        10.13000      12.81367      6.09364
21     25-Jul-07   10.13000    8.45757   6.29630     10.13000     8.46530      6.29630        10.13000      14.86439      6.29683
22     25-Aug-07   10.13000    8.24994   6.09326     10.13000     8.25866      6.09326        10.13000      16.83454      6.09378
23     25-Sep-07   10.13000    8.31911   6.09334     10.13000     8.33009      6.09334        10.13000      21.20349      6.09386
24     25-Oct-07   10.13000    8.67190   6.29652     10.13000     8.68585      6.29652        10.13000      32.17973      6.29706
25     25-Nov-07   10.13000    8.46941   6.09348     10.13000     8.48573      6.09348        10.13000      75.97625      6.09400
                                                                                             -------------------------------------
26     25-Dec-07   10.13000    8.83628   6.29667     10.13000     8.85641      6.29668
27     25-Jan-08   10.13000    8.63807   6.09363     10.13000     8.66109      6.09363
28     25-Feb-08   10.13000    8.73035   6.09371     10.13000     8.75737      6.09371
29     25-Mar-08   10.13000    9.43749   6.51404     10.13000     9.47118      6.51405
30     25-Apr-08   10.13000    8.93347   6.09386     10.13000     8.97007      6.09386
31     25-May-08   10.13000    9.34711   6.29706     10.13000     9.39088      6.29707
32     25-Jun-08   10.13000    9.16575   6.09401     10.13000     9.21466      6.09402
33     25-Jul-08   10.13000    9.60467   6.29722     10.13000     9.66294      6.29723
34     25-Aug-08   10.13000    9.43390   6.09417     10.13000     9.49884      6.09417
35     25-Sep-08   10.13000    9.58411   6.09425     10.13000     9.65888      6.09425
36     25-Oct-08   10.13000   10.07175   6.29747     10.13000    10.16076      6.29748
37     25-Nov-08   10.13000    9.92379   6.09440     10.13000    10.02310      6.09441
38     25-Dec-08   10.13000   10.43648   6.29763     10.13000    10.55353      6.29764
39     25-Jan-09   10.13000   10.29117   6.09457     10.13000    10.42063      6.09458
40     25-Feb-09   10.13000   10.49992   6.09465     10.13000    10.64823      6.09466
41     25-Mar-09   10.13000   11.87806   6.74774     10.13000    12.06669      6.74775
42     25-Apr-09   10.13000   10.98007   6.09481     10.13000    11.17648      6.09482
43     25-May-09   10.13000   11.63331   6.29806     10.13000    11.86820      6.29807
44     25-Jun-09   10.13000   11.56687   6.09498     10.13000    11.83120      6.09499
45     25-Jul-09   10.13000   12.30904   6.29823     10.13000    12.62843      6.29825
46     25-Aug-09   10.13000   12.30014   6.09515     10.13000    12.66388      6.09517
47     25-Sep-09   10.13000   12.73753   6.09523     10.13000    13.16298      6.09525
48     25-Oct-09   10.13000   13.67806   6.29850     10.13000    14.19700      6.29852
49     25-Nov-09   10.13000   13.81220   6.09541     10.13000    14.41131      6.09543
50     25-Dec-09   10.13000   14.96515   6.29868     10.13000    15.71296      6.29870
51     25-Jan-10   10.13000   15.27296   6.09558     10.13000    16.16016      6.09560
52     25-Feb-10   10.13000   16.21947   6.09567     10.13000    17.32672      6.09569
53     25-Mar-10   10.13000   19.23446   6.74888     10.13000    20.79832      6.74890
54     25-Apr-10   10.13000   18.81000   6.09585     10.13000    20.66224      6.09587
55     25-May-10   10.13000   21.33752   6.29914     10.13000    23.93830      6.29916
56     25-Jun-10   10.13000   23.08702   6.09603     10.13000    26.67449      6.09606
57     25-Jul-10   10.13000   27.35471   6.29933     10.13000    33.00818      6.29936
58     25-Aug-10   10.13000   31.49041   6.09622     10.13000    40.74136      6.09624
59     25-Sep-10   10.13000   39.65088   6.09631     10.13000    58.05806      6.09634
60     25-Oct-10   10.13000   57.19327   6.29962     10.13000   112.77852      6.29965
61     25-Nov-10   10.13000   97.98082   6.09650     10.13000  4130.07560      6.09653
62     25-Dec-10   10.13000  486.73811   6.29981
                  ------------------------------------------------------------------


(TABLE CONTINUED)



                        100 PPC
                        3x Loss Curve
----------------------------------------------------------------
 Period                             Effective
  Total      Date          Coupon     Coupon       Couponcap Rate
================================================================

    0     28-Oct-05       0.00000      0.00000      0.00000
    1     25-Nov-05      10.13000      8.16271      6.74455
    2     25-Dec-05      10.13000      7.64550      6.29506
    3     25-Jan-06      10.13000      7.45679      6.09213
    4     25-Feb-06      10.13000      7.52373      6.09227
    5     25-Mar-06      10.13000      8.41587      6.74518
    6     25-Apr-06      10.13000      7.69214      6.09257
    7     25-May-06      10.13000      8.05874      6.29581
    8     25-Jun-06      10.13000      7.91897      6.09282
    9     25-Jul-06      10.13000      8.32322      6.29598
   10     25-Aug-06      10.13000      8.20813      6.09295
   11     25-Sep-06      10.13000      8.38396      6.09302
   12     25-Oct-06      10.13000      8.87232      6.29619
   13     25-Nov-06      10.13000      8.82092      6.09315
   14     25-Dec-06      10.13000      9.40011      6.29633
   15     25-Jan-07      10.13000      9.42573      6.09329
   16     25-Feb-07      10.13000      9.82418      6.09336
   17     25-Mar-07      10.13000     11.42299      6.74630
   18     25-Apr-07      10.13000     10.94311      6.09350
   19     25-May-07      10.13000     12.15402      6.29669
   20     25-Jun-07      10.13000     12.87961      6.09364
   21     25-Jul-07      10.13000     14.97874      6.29684
   22     25-Aug-07      10.13000     17.03759      6.09379
   23     25-Sep-07      10.13000     21.68431      6.09386
   24     25-Oct-07      10.13000     33.79629      6.29706
   25     25-Nov-07      10.13000     91.82299      6.09401
                    ----------------------------------------
   26     25-Dec-07
   27     25-Jan-08
   28     25-Feb-08
   29     25-Mar-08
   30     25-Apr-08
   31     25-May-08
   32     25-Jun-08
   33     25-Jul-08
   34     25-Aug-08
   35     25-Sep-08
   36     25-Oct-08
   37     25-Nov-08
   38     25-Dec-08
   39     25-Jan-09
   40     25-Feb-09
   41     25-Mar-09
   42     25-Apr-09
   43     25-May-09
   44     25-Jun-09
   45     25-Jul-09
   46     25-Aug-09
   47     25-Sep-09
   48     25-Oct-09
   49     25-Nov-09
   50     25-Dec-09
   51     25-Jan-10
   52     25-Feb-10
   53     25-Mar-10
   54     25-Apr-10
   55     25-May-10
   56     25-Jun-10
   57     25-Jul-10
   58     25-Aug-10
   59     25-Sep-10
   60     25-Oct-10
   61     25-Nov-10
   62     25-Dec-10




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----------------------
       LOSS CURVE
    Per       Value
----------------------
     1      0.0000000
     2      0.0000000
     3      0.0000000
     4      0.0000000
     5      0.0000000
     6      0.0000000
     7      0.0000000
     8      0.0000000
     9      0.0000000
    10      0.0041667
    11      0.0041667
    12      0.0041667
    13      0.0041667
    14      0.0041667
    15      0.0041667
    16      0.0050000
    17      0.0050000
    18      0.0050000
    19      0.0050000
    20      0.0050000
    21      0.0050000
    22      0.0100000
    23      0.0100000
    24      0.0100000
    25      0.0100000
    26      0.0100000
    27      0.0100000
    28      0.0100000
    29      0.0100000
    30      0.0100000
    31      0.0100000
    32      0.0100000
    33      0.0100000
    34      0.0100000
    35      0.0100000
    36      0.0100000
    37      0.0100000
    38      0.0100000
    39      0.0100000
    40      0.0100000
    41      0.0100000
    42      0.0100000
    43      0.0100000
    44      0.0100000
    45      0.0100000
    46      0.0066667
    47      0.0066667
    48      0.0066667
    49      0.0066667
    50      0.0066667
    51      0.0066667
    52      0.0066667
    53      0.0066667
    54      0.0066667
    55      0.0066667
    56      0.0066667
    57      0.0066667
    58      0.0041667
    59      0.0041667
    60      0.0041667
    61      0.0041667
    62      0.0041667
    63      0.0041667
    64      0.0041667
    65      0.0041667
    66      0.0041667
    67      0.0041667
    68      0.0041667
    69      0.0041667
    70      0.0025000
    71      0.0025000
    72      0.0025000
    73      0.0025000
    74      0.0025000
    75      0.0025000
    76      0.0025000
    77      0.0025000
    78      0.0025000
    79      0.0025000
    80      0.0025000
    81      0.0025000
    82      0.0020833
    83      0.0020833
    84      0.0020833
    85      0.0020833
    86      0.0020833
    87      0.0020833
    88      0.0020833
    89      0.0020833
    90      0.0020833
    91      0.0020833
    92      0.0020833
    93      0.0020833
    94      0.0020833
    95      0.0020833
    96      0.0020833
    97      0.0020833
    98      0.0020833
    99      0.0020833
    100     0.0020833
    101     0.0020833
    102     0.0020833
    103     0.0012500
    104     0.0000000
----------------------